UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2022

Commission File Number: 333-207458

HAHA Generation Corp.

(Exact name of small business issuer as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

32-0442871

(IRS Employer Identification No.)

4F, No. 132, Songshan Road, Xinyi District

Taipei City, 110, Taiwan (Republic of China)

 (Address of principal executive offices)

886-227492597(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Offi cers; Compensatory Arrangements of Certain Officers.

On March 23, 2022, After the research and decision of the company, Yazhen CAI is appointed as the Vice President of the company.

Name: Yazhen CAI

Age: 50

Current position: Legal Person Chairman of Yueqing Xiancao Agricultural Development Co., Ltd.

Education: Ezhou second vocational technical secondary school, Finance

Personal professional experience:

From June 30, 2020 to now, she has served as the Legal Person Chairman of Yueqing Xiancao Agricultural Development Co., Ltd.

From April 2020 to June 2020, she served as the general manager of Yueyu Trading Co., Ltd.

From August 2015 to June 2019, she served as the deputy general manager of Hubei Branch of Yingda Taihe Life Insurance Co., Ltd.

From October 2012 to August 2015, she served as the legal person general manager of Huanggang Central Branch of Yingda Taihe Life Insurance Co.,Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAHA Generation Corp., a Nevada corporation

Date: March 23, 2022	By:	/s/ Fang-Ying Liao,
Fang-Ying Liao Chief Executive Officer and Director

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